UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015 (August 10, 2015)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	115 East Park Drive, Second Floor Brentwood, Tennessee	37027
	(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) is being filed by AAC Holdings, Inc. (the “Company”) to amend Item 9.01 of the Current Report on Form 8-K filed by the Company on August 12, 2015 (the “Closing 8-K”), which was filed in connection with the completion, on August 10, 2015, of the acquisition of substantially all of the assets of The Oxford Centre, Inc. and the acquisition of certain real property from River Road Management, LLC, a consolidated variable interest entity of The Oxford Centre, Inc. In response to Item 9.01(a) and Item 9.01(b) in the Closing 8-K, the Company indicated that it would file the required information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. The Amendment hereby amends, restates and replaces in its entirety Item 9.01 of the Closing 8-K with Item 9.01 below. No other amendments or updates are being made to the Closing 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of The Oxford Centre, Inc. as of and for the years ended December 31, 2013 and 2014, and the notes thereto are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

The unaudited consolidated financial statements of The Oxford Centre, Inc. as of December 31, 2014 and June 30, 2015, and for the six months ended June 30, 2014 and 2015, and the notes thereto are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed financial information reflecting each of (i) the acquisition of Referral Solutions Group, LLC by the Company as previously discussed in the Company’s Form 8-K/A dated September 17, 2015 and (ii) the acquisition of substantially all of the assets of The Oxford Centre, Inc. by the Company and the acquisition of certain real property from River Road Management, LLC by BHR Oxford Real Estate, LLC, a wholly owned subsidiary of the Company, as of June 30, 2015, and for the year ended December 31, 2014 and for the six months ended June 30, 2015, and the notes thereto are filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

2.1*	Asset Purchase Agreement, dated May 12, 2015, by and among American Addiction Centers, Inc., Oxford Treatment Center, LLC, The Oxford Centre, Inc. and River Road Management, LLC (previously filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-36643), filed on August 3, 2015 and incorporated herein by reference).

2.2*	Amendment to the Asset Purchase Agreement, dated August 10, 2015, by and among American Addiction Centers, Inc., Oxford Treatment Center, LLC, BHR Oxford Real Estate, LLC, The Oxford Centre, Inc. and River Road Management, LLC (previously filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K (File No. 001-36643), filed on August 12, 2015 and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release dated August 12, 2015 (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-36643), filed on August 12, 2015 and incorporated herein by reference).

99.2	Audited Consolidated Financial Statements of The Oxford Centre, Inc. as of and for the years ended December 31, 2013 and 2014, and the notes thereto.

99.3	Unaudited Consolidated Financial Statements of The Oxford Centre, Inc. as of December 31, 2014 and June 30, 2015, and for the six months ended June 30, 2014 and 2015, and the notes thereto.

99.4	Unaudited Pro Forma Condensed Financial Information reflecting each of (i) the acquisition of Referral Solutions Group, LLC by AAC Holdings, Inc. and (ii) the acquisition of substantially all of the assets of The Oxford Centre, Inc. by AAC Holdings, Inc. and the acquisition of certain real property from River Road Management, LLC by BHR Oxford Real Estate, LLC, a wholly owned subsidiary of AAC Holdings, Inc., as of June 30, 2015, and for the year ended December 31, 2014 and for the six months ended June 30, 2015, and the notes thereto.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AAC Holdings, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: October 23, 2015

EXHIBIT INDEX

No.	Exhibit

2.1*	Asset Purchase Agreement, dated May 12, 2015, by and among American Addiction Centers, Inc., Oxford Treatment Center, LLC, The Oxford Centre, Inc. and River Road Management, LLC (previously filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-36643), filed on August 3, 2015 and incorporated herein by reference).

2.2*	Amendment to the Asset Purchase Agreement, dated August 10, 2015, by and among American Addiction Centers, Inc., Oxford Treatment Center, LLC, BHR Oxford Real Estate, LLC, The Oxford Centre, Inc. and River Road Management, LLC (previously filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K (File No. 001-36643), filed on August 12, 2015 and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release dated August 12, 2015 (previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-36643), filed on August 12, 2015 and incorporated herein by reference).

99.2	Audited Consolidated Financial Statements of The Oxford Centre, Inc. as of and for the years ended December 31, 2013 and 2014, and the notes thereto.

99.3	Unaudited Consolidated Financial Statements of The Oxford Centre, Inc. as of December 31, 2014 and June 30, 2015, and for the six months ended June 30, 2014 and 2015, and the notes thereto.

99.4	Unaudited Pro Forma Condensed Financial Information reflecting each of (i) the acquisition of Referral Solutions Group, LLC by AAC Holdings, Inc. and (ii) the acquisition of substantially all of the assets of The Oxford Centre, Inc. by AAC Holdings, Inc. and the acquisition of certain real property from River Road Management, LLC by BHR Oxford Real Estate, LLC, a wholly owned subsidiary of AAC Holdings, Inc., as of June 30, 2015, and for the year ended December 31, 2014 and for the six months ended June 30, 2015, and the notes thereto.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AAC Holdings, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.